BNY Mellon Emerging Markets Debt ETF
SCHEDULE OF INVESTMENTS
August 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 30.2%
Argentina — .2%
Tecpetrol SA, Sr. Unscd. Notes	7.63	11/3/2030	50,000	51,150
Australia — .9%
Nickel Industries Ltd., Sr. Unscd. Notes	9.00	9/30/2030	200,000	207,070
Cayman Islands — 1.6%
Avilease Capital Ltd., Gtd. Notes	5.50	6/30/2031	200,000	198,995
Gaci First Investment Co., Gtd. Notes	6.25	5/14/2056	200,000	191,584
				390,579
Chile — 2.5%
Corp. Nacional del Cobre de Chile, Sr. Unscd. Notes	5.95	1/8/2034	600,000	609,505
Colombia — 3.3%
Barranquilla Distrito Especial Industrial y Portuario, Sr. Unscd. Notes(b)	7.35	7/23/2031	200,000	205,450
Ecopetrol SA, Sr. Unscd. Notes	7.75	2/1/2032	360,000	372,233
Promigas SA ESP/Gases del Pacifico SAC, Sub. Notes	7.75	6/24/2056	200,000	203,780
				781,463
Israel — 1.1%
Energean Israel Finance Ltd., Sr. Scd. Notes(b)	5.88	3/30/2031	65,000	62,390
ICL Group Ltd., Sr. Unscd. Bonds(b)	6.04	6/16/2036	200,000	197,587
				259,977
Kazakhstan — .8%
KazMunayGas National Co. JSC, Sr. Unscd. Notes	5.38	4/24/2030	200,000	201,491
Luxembourg — 1.6%
Green Palm Bidco Sarl, Sr. Scd. Notes	6.46	6/30/2046	200,000	195,553
Greensaif Pipelines Bidco Sarl, Sr. Scd. Notes	6.10	8/23/2042	200,000	198,335
				393,888
Mexico — 4.2%
Comision Federal de Electricidad, Sr. Unscd. Notes	6.05	1/28/2034	200,000	194,950
COX Asset Mexico SA de CV, Sr. Scd. Notes	7.75	5/8/2036	200,000	201,680
Petroleos Mexicanos, Gtd. Bonds	6.63	6/15/2035	250,000	238,995
Petroleos Mexicanos, Gtd. Notes	5.95	1/28/2031	200,000	197,800
Petroleos Mexicanos, Gtd. Notes	7.69	1/23/2050	200,000	182,340
				1,015,765
Netherlands — 1.7%
Prosus NV, Sr. Unscd. Notes(b)	5.87	7/13/2036	400,000	396,868
Panama — .8%
Generadora de Gatun SA, Sr. Scd. Notes	6.87	9/30/2044	200,000	202,159
Peru — 2.2%
Petroleos del Peru SA, Sr. Unscd. Notes	4.75	6/19/2032	440,000	382,142
Petroleos del Peru SA, Sr. Unscd. Notes	5.63	6/19/2047	200,000	147,567
				529,709
Saudi Arabia — .8%
Saudi Arabian Oil Co., Sr. Unscd. Notes	5.88	7/17/2064	200,000	179,482
Supranational — .8%
Banque Ouest Africaine de Developpement, Sub. Notes	8.20	2/13/2055	200,000	197,423
Turkey — 1.7%
GDZ Elektrik Dagitim A/S, Sr. Unscd. Notes	9.00	10/15/2029	200,000	192,754
Turkiye Varlik Fonu Yonetimi A/S, Sr. Unscd. Notes	7.75	9/10/2035	200,000	201,759
				394,513

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 30.2% (continued)
United Arab Emirates — 1.5%
Abu Dhabi Crude Oil Pipeline LLC, Sr. Scd. Bonds	4.60	11/2/2047		200,000	173,135
Aldar Properties PJSC, Sub. Bonds	5.88	4/14/2056		200,000	186,067
					359,202
United Kingdom — 2.5%
Avianca Midco 2 PLC, Sr. Scd. Notes	9.63	2/14/2030		200,000	189,900
Sibanye-Stillwater UK Financing PLC, Gtd. Notes	6.25	11/15/2031		200,000	197,722
Vedanta Resources Finance II PLC, Sr. Scd. Notes(b)	7.38	7/13/2034		200,000	200,382
					588,004
United States — .8%
DAE Funding LLC, Gtd. Notes	4.95	1/15/2033		200,000	191,354
Venezuela — 1.2%
Petroleos de Venezuela SA, Gtd. Notes(c)	6.00	11/15/2026		700,000	279,860
Total Corporate Bonds and Notes (cost $7,258,269)					7,229,462
Foreign Governmental — 53.2%
Angola — 1.7%
Angola, Sr. Unscd. Notes	9.88	3/31/2037		400,000	415,796
Argentina — 4.4%
Argentine Republic, Sr. Unscd. Bonds(d)	4.88	7/9/2041		650,000	458,770
Argentine Republic, Sr. Unscd. Notes(d)	4.13	7/9/2035		450,000	340,875
Province of Santa Fe, Sr. Unscd. Notes	8.10	12/11/2034		90,000	90,000
Provincia de Cordoba, Sr. Unscd. Notes	8.60	2/3/2035		100,000	98,625
Provincia de Neuquen, Sr. Unscd. Notes(b)	7.35	8/25/2034		70,000	69,043
					1,057,313
Bahrain — 3.1%
Bahrain, Sr. Unscd. Notes	6.63	10/6/2037		400,000	364,568
Bahrain, Sr. Unscd. Notes	7.13	6/10/2036		400,000	383,250
					747,818
Brazil — 4.3%
Brazil, Sr. Unscd. Notes	5.50	4/23/2036	EUR	550,000	628,079
Brazil, Sr. Unscd. Notes	6.25	5/22/2036		200,000	194,000
Brazil, Sr. Unscd. Notes	7.25	1/12/2056		200,000	192,640
					1,014,719
Colombia — 1.2%
Colombia, Sr. Unscd. Notes	5.63	2/19/2036	EUR	260,000	292,310
Costa Rica — .9%
Costa Rica, Sr. Unscd. Notes	6.13	2/19/2031		200,000	205,736
Dominican Republic — 2.9%
Dominican Republic, Sr. Unscd. Notes	5.88	10/28/2035		500,000	486,625
Dominican Republic, Sr. Unscd. Notes	7.15	2/24/2055		200,000	204,300
					690,925
Ecuador — 1.8%
Ecuador, Sr. Unscd. Notes(d)	5.50	7/31/2040		530,000	434,600
Egypt — 2.9%
Egypt, Sr. Unscd. Notes	7.50	2/16/2061		450,000	379,449
Egypt, Sr. Unscd. Notes	7.63	5/20/2034		300,000	300,354
					679,803
El Salvador — 1.0%
El Salvador, Sr. Unscd. Notes	7.65	6/15/2035		220,000	229,016

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 53.2% (continued)
Gabon — .7%
Gabon, Sr. Unscd. Notes	7.00	11/24/2031		200,000	173,043
Ghana — .8%
Ghana, Sr. Unscd. Notes(d)	5.00	7/3/2029		22,500	22,285
Ghana, Sr. Unscd. Notes(d)	5.00	7/3/2035		190,000	177,018
					199,303
Guatemala — .8%
Guatemala, Sr. Unscd. Notes	6.13	6/1/2050		200,000	194,544
Hungary — 1.7%
Hungary, Sr. Unscd. Notes	5.50	3/26/2036		200,000	197,456
Hungary, Sr. Unscd. Notes	5.50	3/26/2036		200,000	197,456
					394,912
Indonesia — .9%
Indonesia, Sr. Unscd. Bonds	4.10	3/4/2034	EUR	100,000	112,433
Indonesia, Sr. Unscd. Notes	4.97	3/4/2046	EUR	100,000	110,994
					223,427
Israel — .8%
Israel, Sr. Unscd. Notes, Ser. 30Y	5.88	1/13/2056		200,000	187,253
Jordan — .8%
Jordan, Sr. Unscd. Notes	5.85	7/7/2030		200,000	201,141
Kenya — 1.2%
Republic of Kenya, Sr. Unscd. Notes	8.70	2/26/2039		300,000	294,059
Lebanon — 1.1%
Lebanon, Sr. Unscd. Bonds, Ser. 89(c)	8.25	5/17/2034		850,000	255,941
Luxembourg — 1.1%
Eagle Funding Luxco Sarl, Sr. Unscd. Notes	5.50	8/17/2030		250,000	249,937
Mexico — 1.6%
Mexico, Sr. Unscd. Notes	5.38	3/22/2033		200,000	194,370
Mexico, Sr. Unscd. Notes	6.25	8/27/2037		200,000	196,500
					390,870
Morocco — 1.1%
Morocco, Sr. Unscd. Bonds	5.13	5/26/2038	EUR	230,000	268,951
Nigeria — 2.1%
Nigeria, Sr. Unscd. Notes	7.14	2/23/2030		200,000	205,745
Nigeria, Sr. Unscd. Notes	10.38	12/9/2034		250,000	297,513
					503,258
Panama — 1.3%
Panama, Sr. Unscd. Notes	7.88	3/1/2057		270,000	314,428
Romania — 3.8%
Romania, Sr. Unscd. Notes	4.63	3/4/2033	EUR	200,000	221,654
Romania, Sr. Unscd. Notes	6.00	9/24/2044	EUR	180,000	195,180
Romania, Sr. Unscd. Notes	6.13	10/7/2037	EUR	430,000	496,284
					913,118
South Africa — 3.1%
Republic of South Africa, Sr. Unscd. Notes	7.10	11/19/2036		500,000	532,861
Republic of South Africa, Sr. Unscd. Notes	7.25	12/11/2055		200,000	195,600
					728,461
Trinidad and Tobago — 1.0%
Trinidad & Tobago, Sr. Unscd. Notes(b)	6.20	7/16/2038		250,000	247,250
Turkey — .9%
Republic of Turkiye, Sr. Unscd. Notes	7.25	5/29/2032		200,000	204,469

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 53.2% (continued)
Ukraine — 2.4%
Ukraine, Sr. Unscd. Bonds(d)	0.00	2/1/2030		60,000	43,285
Ukraine, Sr. Unscd. Bonds(d)	0.00	2/1/2035		230,000	133,170
Ukraine, Sr. Unscd. Bonds(d)	0.00	2/1/2036		85,000	49,117
Ukraine, Sr. Unscd. Bonds(d)	4.00	2/1/2032		200,000	164,668
Ukraine, Sr. Unscd. Bonds(d)	4.50	2/1/2034		90,000	61,877
Ukraine, Sr. Unscd. Bonds(d)	4.50	2/1/2035		170,000	114,856
					566,973
United Arab Emirates — .7%
Sharjah, Sr. Unscd. Notes	4.63	2/13/2032	EUR	150,000	172,432
Venezuela — 1.1%
Bolivarian Republic of Venezuela, Sr. Unscd. Bonds(c)	8.25	10/13/2024		200,000	99,500
Bolivarian Republic of Venezuela, Sr. Unscd. Notes(c)	7.65	4/21/2025		350,000	171,500
					271,000
Total Foreign Governmental (cost $12,815,564)					12,722,806
U.S. Treasury Securities — 17.7%
U.S. Treasury Bills(e)	3.66	9/1/2026		1,000,000	1,000,000
U.S. Treasury Bills(e)	3.80	12/8/2026		900,000	890,806
U.S. Treasury Bonds	4.63	11/15/2055		1,000,000	906,758
U.S. Treasury Notes	4.13	2/15/2036		1,500,000	1,431,094
Total U.S. Treasury Securities (cost $4,244,733)					4,228,658

	1-Day Yield (%)	Shares
Investment Companies — .7%
Registered Investment Companies — .7%
BNY Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares(f) (cost $178,677)	3.64	178,677	178,677
Total Investments (cost $24,497,243)		101.8%	24,359,603
Liabilities, Less Cash and Receivables		(1.8%)	(437,127)
Net Assets		100.0%	23,922,476

EUR—Euro
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, these securities amounted to $1,378,970 or 5.8% of net assets.

(c)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2026 was $806,801, which represented 3.4% of net assets.

(d)	Step coupon bond. Security begins as a zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
(e)	Security is a discount security. Income is recognized through the accretion of discount.
(f)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Ultra 10 Year U.S. Treasury Note	23	12/21/2026	2,530,030	2,516,703	(13,327)
Futures Short
Euro-Bund	13	9/8/2026	1,886,501(a)	1,861,241	25,260
Euro-Buxl 30 Year Bond	2	9/8/2026	247,799(a)	240,812	6,987
Gross Unrealized Appreciation					32,247
Gross Unrealized Depreciation					(13,327)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
HSBC Securities (USA), Inc.
United States Dollar	2,586,516	Euro	2,239,000	9/4/2026	(14,598)
Gross Unrealized Depreciation					(14,598)
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Emerging Markets Debt ETF
August 31, 2026 (Unaudited)
The following is a summary of the inputs used as of August 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	7,229,462	—	7,229,462
Foreign Governmental	—	12,722,806	—	12,722,806
U.S. Treasury Securities	—	4,228,658	—	4,228,658
Investment Companies	178,677	—	—	178,677
	178,677	24,180,926	—	24,359,603
Other Financial Instruments:
Futures††	32,247	—	—	32,247
	32,247	—	—	32,247
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(14,598)	—	(14,598)
Futures††	(13,327)	—	—	(13,327)
	(13,327)	(14,598)	—	(27,925)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio of investments, subject to the Board’s oversight.
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for debt securities and instruments are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. Overnight and certain other short-term debt securities and instruments (excluding Treasury Bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the valuation designee, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined not to reflect fair value accurately, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the valuation designee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at August 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including , as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2026 are set forth in the fund’s Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at August 31, 2026 are set forth in the Schedule of Investments.
At August 31, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $133,318, consisting of $58,639 gross unrealized appreciation and $191,957 gross unrealized depreciation.
At August 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).